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                     SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C. 20549

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                                    FORM 8-K


                            CURRENT REPORT PURSUANT
                         TO SECTION 13 OR 15(d) OF THE
                        SECURITIES EXCHANGE ACT OF 1934


      Date of Report (date of earliest event reported): DECEMBER 15, 1997


                                 UNICORP, INC.
             (Exact Name of Registrant as Specified in Its Charter)


                                     NEVADA
                 (State or Other Jurisdiction of Incorporation)


      2-73389                                            75-1764386
(Commission File No.)                       (I.R.S. Employer Identification No.)


                           600 TRAVIS, SUITE 6500
                            HOUSTON, TEXAS 77002
                  (Address of Principal Executive Offices)

                               (713) 229-9100
            (Registrant's Telephone Number, Including Area Code)


                              102 WEST BELKNAP
                           JACKSBORO, TEXAS 76056
        (Former Name or Former Address, if Changed Since Last Report)

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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

         On December 15, 1997, the Registrant executed an Agreement and Plan of Reorganization (the "Agreement") with L. Mychal Jefferson II ("Jefferson"), the sole shareholder of The Laissez-Faire Group, Inc., a Texas corporation ("Laissez-Faire"), whereby the Registrant, in a tax-free exchange, agreed to acquire all of the outstanding shares of the capital stock of Laissez-Faire in exchange for shares of the Registrant's common stock. The Agreement closed on December 31, 1997. Pursuant to the terms of the Agreement, Jefferson was to acquire 530,000 shares of the Class C Common Stock of the Registrant. However, at the time of the closing of the Agreement, the Registrant did not have the requisite capital structure in place to issue to Jefferson the Class C Common Stock. The necessary change in the Registrant's Articles of Incorporation will have to occur by vote of the stockholders of the Registrant at a later date.
In the meantime, Jefferson agreed to take shares of the Registrant's existing common stock, so that after the closing, Jefferson owns 94 percent of the issued and outstanding shares of the common stock of the Registrant.

ITEM 2.  ACQUISITION OF ASSETS.

         See Item 1 above.

ITEM 5.  OTHER EVENTS.

         On January 20, 1998, the Board of Directors of the Registrant voted to effectuate a reverse split of the outstanding shares of the common stock of the Registrant, so that thereafter, for every 273 shares of the common stock of the Registrant held by a stockholder of the Registrant, such stockholder shall now hold one share of the common stock of the Registrant. There will be no fractional shares issued or cash paid in lieu of fractional shares, and consequently, all shares to be received as a result of the reverse split shall be rounded up to nearest whole share. No vote of the stockholders was necessary to implement the change.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

         (a) Financial statements of businesses acquired. At this time it is impracticable to file the required financial statements. The Registrant anticipates filing the required financial statements with the Securities and Exchange Commission by March 31, 1998.

         (b) Pro forma financial information. At this time it is impracticable to file the required pro forma financial statements. The Registrant anticipates filing the required pro forma financial statements with the Securities and Exchange Commission by March 31, 1998.

         (c)     Exhibits.

                 2. Agreement and Plan of Reorganization dated December 15, 1997 by and between UNICORP, Inc., The Laissez-Faire Group, Inc., and L. Mychal Jefferson II with respect to the exchange of all of the shares owned by L. Mychal Jefferson II in The Laissez-Faire Group, Inc. for an amount of shares



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                          of UNICORP, Inc. equal to 94 percent of the issued
                          and outstanding shares of its capital stock.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        UNICORP, INC.



Date: February 13, 1998                 By   /s/ L. Mychal Jefferson II
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                                             L. Mychal Jefferson II, President





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                               INDEX TO EXHIBITS

EXHIBIT
NUMBER                        DESCRIPTION
------                        -----------

  2. Agreement and Plan of Reorganization dated December 15, 1997 by and between UNICORP, Inc., The Laissez-Faire Group, Inc., and L. Mychal Jefferson II with respect to the exchange of all of the shares owned by L. Mychal Jefferson II in The Laissez-Faire Group, Inc. for an amount of shares